The Princeton Review, Inc.
2315 Broadway
New York, NY 10024
December 15, 2006

Golub Capital Incorporated 551 Madison Avenue, 6th Floor New York, NY 10022	Proskauer Rose LLP One International Place Boston, MA 02110

Attn: Mr. Andrew H. Steuerman, Managing Director	Attn: Stephen A. Boyko, Esq.
Gentlemen:
          Reference is made to that certain Limited Waiver and Second Amendment to Credit Agreement entered into as of November 3, 2006, among The Princeton Review, Inc., the other Loan Parties signatory thereto, the Lenders party thereto and the Administrative Agent (the “Second Amendment”). Terms used but not defined herein shall have the meanings as set forth in the Second Amendment or the Credit Agreement.
          This shall reflect our agreement as follows:
          The definition of “Revolver Reduction Date” under the Second Amendment shall hereinafter mean “the date ninety (90) days after the Second Amendment Effective Date.”
          Except as amended hereby, the Credit Agreement and the other Loan Documents remain unmodified and in full force and effect.

Very truly yours, Borrower: The Princeton Review, Inc.
By:	/s/ Andrew J. Bonanni
	Name:	Andrew J. Bonanni
	Title:	Chief Financial Officer

Guarantors: Princeton Review Operations, LLC
By:	/s/ Andrew J. Bonanni
	Name:	Andrew J. Bonanni
	Title:	Chief Financial Officer

Agreed and Accepted, Administrative Agent: Golub Capital Incorporated
By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Chief Investment Officer

Lenders: Golub Capital CP Funding LLC
By:	/s/ Gregory W. Cashman
	Name:	Gregory W. Cashman
	Title:	Chief Investment Officer

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